SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                          AMENDMENT TO
                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934




Date of Report (Date of earliest event reported):  January 26, 1998



                         PLATRONICS, INC.
     (Exact name of registrant as specified in its charter)



   New Jersey            0-3425             22-1440857
(State or other       (Commission File      (IRS Employer
jurisdiction of               No.)          Identification
incorporation)                                   No.)


     301 Commerce Road, Linden, New Jersey         07036
(Address of principal executive offices)        (Zip Code)


Registrant's telephone number, including area code 908-862-3600

Item 4.  Changes in Registrant's Certifying Accountant.

     Form 8-K dated January 26, 1998 is amended by attaching thereto the attached letter of the Registrant's former certified public accountant, Savino, Cohen and Marks, 103 Eisenhower Parkway, Roseland, New Jersey 07068.

                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   PLATRONICS, INC.


                                   By ____________________________
                                      Ronald Knigge, Chairman,
                                      President & Chief Executive
                                      Officer

Date:  March 6, 1998

                 SAVINO, COHEN & KAMINER, L.L.C.
                  Certified Public Accountants


Securities and Exchange Commission
Washington, DC

RE:  Platronics, Inc.
     SEC No. 0-3425

Gentlemen:

     We have reviewed the Form-K of Platronics, Inc. dated January 30, 1998 and Item 304(a) of Regulation S-K.

     We agree with the statements of the Registrant set forth in said Form 8-K.

Very truly yours,


Savino, Cohen & Kaminer

By /s/ Melvyn Cohen